UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Reliance Steel & Aluminum Co.
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 16, 2012. RELIANCE STEEL & ALUMINUM CO. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. M42263-P20198 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of: March 30, 2012 Date: May 16, 2012 Time: 10:00 a.m. PDT Location: The Omni Hotel 251 South Olive Street Los Angeles, CA 90012

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow (located on the by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods box marked by the arrow available and follow the instructions. M42264-P20198 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT FORM 10-K How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 2, 2012 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX

01) 02) 03) 04) M42265-P20198 Voting Items The Board of Directors recommends you vote FOR the following proposal: 5. To ratify KPMG LLP as the Independent registered public accounting firm to perform the annual audit of our 2012 financial statements. The Board of Directors recommends you vote AGAINST the following proposal: 4. To consider a shareholder proposal to separate the roles of CEO and Chairman. 3. To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers. The Board of Directors recommends you vote FOR the following proposals: 2. To amend the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock to 200,000,000. David H. Hannah Mark V. Kaminski Gregg J. Mollins Andrew G. Sharkey, III The Board of Directors r ecommends you vote FOR the following: 1. Election of Directors Nominees:

M42266-P20198 Voting Instructions